UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest Event Reported) March 27, 2009

SUPERCLICK, INC.
___________________________________
(Name of Small Business Issuer in its charter)

WASHINGTON	52-2219677
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

10222 St Michel Suite 300 Montreal, Qc H1H-5H1
___________________________________
(Address of principal executive offices) (Zip Code)

Issuer's Telephone Number (858) 518-1387
________________________
Issuer's Fax Number (760) 798-1889
____________________

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words "anticipates", "believes", "estimates", "expects", "plans", "projects", "targets" and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

Item 7.01 REGULATION FD DISCLOSURE

On May 28, 2010, Superclick, Inc. (the “Company”) planned to hold its Annual General Meeting of the Shareholders for the fiscal year ended 2009 at 10:00 am local time, at the Novotel Hotel Montreal, Quebec. The business matters to be considered and acted upon at the meeting included a vote to (a) re-elect Sandro Natale as directors for the ensuing year and (b) the ratification of Bedinger & Company as the Company’s independent certified public accountant for the fiscal year ending October 31, 2010. Shareholders of record at the close of business on April 5, 2010 were entitled to receive notice of, and vote at the annual meeting or any adjournment of the meeting.

A quorum was not present at the time of the annual meeting so the Board of Directors adjourned the meeting and rescheduled it. The Company is reopening the polls for voting amongst registered and beneficial shareholders, and is rescheduling the meeting for June 15, 2010, to be held at its corporate offices at 9 am EDT. The Company will carry existing votes forward to the meeting. For information regarding the planned business of the meeting, please refer to the Information Statement filed as Form 14A with the Securities and Exchange Commission on April 15, 2010. It is anticipated that no additional matters will be considered at the meeting

The information contained herein shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERCLICK, INC.
(Registrant)

By: /s/ Todd M. Pitcher
Name: Todd M. Pitcher
Title: Chairman and Secretary
Dated: June 4, 2010